                                              EXHIBIT 10O


          SECOND AMENDMENT, dated as of November 29, 1994 (this "Second Amendment") to the Credit Agreement dated as of November
 ________________
13, 1991 (as amended by the First Amendment, dated as of October 12, 1993 and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among
                                               ________________
PACIFIC TELECOM, INC., a Washington corporation (the "Company"), the
                                                      _______
several banks parties thereto and hereto (collectively, the "Banks";
                                                             _____
individually, a "Bank") and CHEMICAL BANK, a New York banking
                 ____
corporation, as successor by merger to Manufacturers Hanover Trust Company, as agent (in such capacity, the "Agent") for the Banks
                                          _____
thereunder.


                    W I T N E S S E T H:
                    _ _ _ _ _ _ _ _ _ _


          WHEREAS, the Company has requested the Agent and the Banks to consent to amend the Credit Agreement in the manner provided for herein; and

          WHEREAS, the Agent and the Banks are willing to consent to the amendments of the Credit Agreement provided for herein, but only and subject to the terms and conditions hereof;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          I.  Amendment to the Credit Agreement.
              _________________________________

          1.  Defined Terms.  Unless otherwise defined in this
              _____________
Section I, terms which are defined in the Credit Agreement and used herein are so used as so defined. Unless otherwise indicated, all Section, subsection and Schedule references are to the Credit Agreement.

          2.  Amendment to Subsection 1.1 of the Credit Agreement
              ___________________________________________________
(Defined Terms).  (a)  Deletion of Certain Definitions.  Subsection
_______________        _______________________________
1.1 of the Credit Agreement is hereby amended by deleting the definitions of "C/D Margin", "Commitment Termination Date", "Eurodollar Margin", "Level I Status", "Level II Status", "Level III Status", "MHT Margin", "MHT Rate" and "MHT Loans" in their entirety and substituting in lieu thereof the following new definitions:


              "C/D Margin":  a rate per annum equal to 0.4000% for
               __________
       any day on which Level I Status or Level II Status exists, (ii) 0.4250% for any day on which Level III Status or Level IV Status exists and (iii) 0.4375% for any day on which Level V Status exists.

              "Commitment Termination Date":   November  29, 1999,
               ___________________________
       or, if such date is not a Working Day, the Working Day next preceding such date.

              "Eurodollar Margin":  a rate per annum equal to (i)
               _________________
       0.2750% for any day on which Level I Status or Level II Status exists, (ii) 0.3000% for any day on which Level III Status or Level IV Status exists and (iii) 0.3125% for any day on which Level V Status exists.

              "Level I Status":  exists at any date if, at such
               ______________
       date, the Company's Bond Rating is rated at or above the level of A by S&P and A2 by Moody's.

              "Level II Status":  exists at any date if, at such
               _______________
       date, (i) the Company's Bond Rating is rated at or above the level of BBB+ by S&P and Baa1 by Moody's and (ii) Level I Status does not exist on such date.

              "Level III Status":  exists at any date if, at such
               ________________
       date, (i) the Company's Bond Rating is rated at or above the level of BBB by S&P and Baa2 by Moody's and (ii) Level I Status or Level II Status does not exist on such date.

              Every occurrence of the term "MHT Rate" in the Credit Agreement is hereby deleted and replaced with the term "Alternate Base Rate", defined as follows:

              "Alternate Base Rate":  for any day, a rate per
               ___________________
       annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day or (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean
                                              __________
       the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced); and "Federal Funds Effective Rate" shall mean, for any
        ____________________________
       day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

            Every occurrence of the term "MHT Rate Loans" in the Credit Agreement is hereby deleted and replaced with the term "Alternate Base Rate Loans", defined as follows:

               "Alternate Base Rate Loans":  Committed Rate Loans
                _________________________
     hereunder at such time as they are made and/or are being maintained at a rate of interest based upon the Alternate Base Rate.

            Every occurrence of the term "MHT Margin" in the Credit Agreement is hereby deleted and replaced with the term "Alternate Base Rate Margin", defined as follows:

               "Alternate Base Rate Margin":  a rate per annum equal
                __________________________
to 0% per annum.

          (b)  Additions of Certain Definitions.  Subsection 1.1 of
               ________________________________
the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

               "Absolute Rate Bid Loan Request":  any Bid Loan
                ______________________________
     Request requesting the Bid Loan Banks to offer to make Bid Loans at an absolute rate (as opposed to a rate composed of the Applicable Index Rate plus or minus a margin).

               "Applicable Index Rate":  in respect of any Bid Loan
                _____________________
     requested pursuant to an Index Rate Bid Loan Request, the London interbank offered rate for deposits in Dollars for the period commencing on the date of such Bid Loan and ending on the maturity date thereof which appears on Telerate Page 3750 as of 11:00 A.M., London time, two Working Days prior to the beginning of such period.

               "Bond Rating":  the ratings of the Company's senior
                ___________
     long-term unsecured debt by each of S&P and Moody's, provided
                                                          ________
     that in the event that such a rating is not available from S&P or Moody's (so long as such rating agency is still in the business of providing credit ratings), such rating agency will be deemed to have assigned its lowest rating.

               "Index Rate Bid Loan Request":  any Bid Loan Request
                ___________________________
     requesting the Bid Loan Banks to offer to make Bid Loans at an interest rate equal to the Applicable Index Rate plus or minus a margin.

               "Information Memorandum":  the Confidential
                ______________________
     Information Memorandum, dated October, 1994, furnished by the Agent to the Banks in respect of the Second Amendment.

               "Level IV Status":  exists at any date if, at such
                _______________
     date, (i) the Company's Bond Rating is rated at or above the level of BBB- by S&P and Baa3 by Moody's and (ii) Level I Status, Level II Status or Level III Status does not exist on such date.

               "Level V Status":  exists at any date if, at such
                ______________
     date, (i) the Company's Bond Rating is rated below the level of BBB- by S&P and Baa3 by Moody's.

               "Second Amendment":  the Second Amendment, dated as of
                ________________
     November 29, 1994, to this Agreement, between the Company and the Agent, and consented to by the Banks.

               "Second Amendment Effective Date":  the date on which
                _______________________________
     the Agent shall have received counterparts of the Second
     Amendment, duly executed by the Company and consented to by the Banks.

          (c)  Amendment to Other Definitions.  The following
               ______________________________
definition is hereby amended as follows:

               "Consolidated Intangibles" is hereby amended by adding
                ________________________
     the phrase "or to the provision of cellular services" to the proviso at the end thereof.

          3.   Amendment to Subsection 2.2 of the Credit Agreement
               ___________________________________________________
(The Bid Loans).  Subsection 2.2 of the Credit Agreement is hereby
_______________
deleted in its entirety and replaced with the following subsection 2.2:

          "2.2   The Bid Loans.  (a)  The Company may borrow Bid
                 _____________
     Loans from time to time on any Business Day (in the case of Bid Loans made pursuant to an Absolute Rate Bid Loan Request) or any Working Day (in the case of Bid Loans made pursuant to an Index Rate Bid Loan Request) during the period from the Closing Date until the date occurring one day prior to the Commitment Termination Date in the manner set forth in this subsection 2.2 and in amounts such that the aggregate amount of Loans outstanding at any time shall not exceed the aggregate amount of the Commitments at such time. The loans set forth on Schedule VI outstanding as of the Closing Date shall, upon such Closing Date, be deemed to be Bid Loans hereunder for all purposes of this Agreement.

          (b)  (i) The Company shall request Bid Loans by delivering a Bid Loan Request to the Agent, not later than 12:00 Noon (New York City time) four Working Days prior to the proposed Borrowing Date (in the case of an Index Rate Bid Loan Request), and not later than 12:00 Noon (New York City time) one Business Day prior to the proposed Borrowing Date (in the case of an Absolute Rate Bid Loan Request), provided, that in no event shall the
                        ________
     Company request a Bid Loan prior to the sixth Working Day (in the case of an Index Rate Bid Loan Request) following the date of the previous Bid Loan Request and prior to the third Business Day (in the case of an Absolute Rate Bid Loan Request) following the date of the previous Bid Loan Request. Each Bid Loan Request may solicit bids for Bid Loans in an aggregate principal
     amount   of   $10,000,000   or   an   integral  multiple
     thereof and for not more than four alternative maturity dates for such Bid Loans. The maturity date for each Bid Loan shall be not less than 7 days nor more than 180 days after the Borrowing Date therefor (and in any event not after the Commitment Termination Date). The Agent shall promptly notify each Bid Loan Bank by telex or facsimile transmission of the contents of each Bid Loan Request received by it.

          (ii) In the case of an Index Rate Bid Loan Request, upon receipt of notice from the Agent of the contents of such Bid Loan Request, any Bid Loan Bank that elects, in its sole discretion, to do so, shall irrevocably offer to make one or more Bid Loans at the Applicable Index Rate plus or minus a margin for each such Bid Loan determined by such Bid Loan Bank in its sole discretion for each such Bid Loan. Any such irrevocable offer shall be made by delivering a Bid Loan Offer to the Agent, before 10:30 A.M. (New York City time) three Working Days before the proposed Borrowing Date, setting forth the maximum amount of Bid Loans for each maturity date, and the aggregate maximum amount for all maturity dates, which such Bid Loan Bank would be willing to make (which amounts may, subject to subsection 2.2(a), exceed such Bid Loan Bank's Commitment) and the margin above or below the Applicable Index Rate at which such Bid Loan Bank is willing to make each such Bid Loan. The Agent shall advise the Company before 11:00 A.M. (New York City time) three Working Days before the proposed Borrowing Date of the contents of each such Bid Loan Offer received by it. If the Agent in its capacity as a Bid Loan Bank shall, in its sole discretion, elect to make any such offer, it shall advise the Company of the contents of its Bid Loan Offer before 10:15 A.M. (New York City time) three Working Days before the proposed Borrowing Date.

          (iii) In the case of an Absolute Rate Bid Loan Request, upon receipt of notice from the Agent of the contents of such Bid Loan Request, any Bid Loan Bank that elects, in its sole discretion, to do so, shall irrevocably offer to make one or more Bid Loans at a rate of interest determined by such Bid Loan Bank in its sole discretion for each such Bid Loan. Any such irrevocable offer shall be made by delivering a Bid Loan Offer to the Agent, before 9:30 A.M. (New York City time) on the proposed Borrowing Date, setting forth the maximum amount of Bid Loans for each maturity date, and the aggregate maximum amount for all maturity dates, which such Bid Loan Bank would be willing to make (which amounts may, subject to subsection 2.2(a), exceed such Bid Loan Bank's Commitment) and the rate of interest at which such Bid Loan Bank
     is willing to make each such Bid Loan.  The   Agent   shall
     advise the  Company   before  10:00  A.M.  (New  York  City  time)
     on  the   proposed   Borrowing   Date   of   the   contents  of
     each   such   Bid   Loan   Offer   received   by   it.  If the
     Agent   in   its   capacity   as   a   Bid   Loan   Bank   shall,
     in its sole discretion, elect to make any such offer, it shall advise the Company of the contents of its Bid Loan Offer before 9:15 A.M., New York City time, on the proposed Borrowing Date.

          (iv) The Company shall before 11:30 A.M. (New York City time) three Working Days before the proposed Borrowing Date (in the case of Bid Loans requested by an Index Rate Bid Loan Request) and before 10:30 A.M. (New York City time) on the proposed Borrowing Date (in the case of Bid Loans requested by an Absolute Rate Bid Loan Request) either, in its absolute discretion:

          (A) Cancel such Bid Loan Request by giving the Agent telephone notice to that effect, or

          (B) accept one or more of the offers made by any Bid Loan Bank or Bid Loan Banks pursuant to clause (ii) or clause (iii) above by giving telephone notice to the Agent (immediately confirmed by delivery to the Agent of a Bid Loan Confirmation) of the amount of Bid Loans for each relevant maturity date to be made by each Bid Loan Bank (which amount for each such maturity date shall be equal to or less than the maximum amount for such maturity date specified in the Bid Loan Offer of such Bid Loan Bank, and for all maturity dates included in such Bid Loan Offer shall be equal to or less than the aggregate maximum amount specified in such Bid Loan Offer for all such maturity dates) and reject any remaining offers made by Bid Loan Banks pursuant to clause (ii) or clause (iii) above; provided,
                                        ________
     however, that (x) the Company may not accept offers for Bid Loans
     _______
     for any maturity date in an aggregate principal amount in excess of the maximum principal amount requested in the related Bid Loan Request, (y) if the Company accepts any of such offers, it must accept offers strictly based upon pricing for such relevant maturity date and no other criteria whatsoever and (z) if two or more Bid Loan Banks submit offers for any maturity date at identical pricing and the Company accepts any of such offers but does not wish to (or by reason of the limitations set forth in subsection 2.2(a) or in clause (x) of the proviso, cannot) borrow the total amounts offered by such Bid Loan Banks with such identical pricing, the Company shall accept offers from all of such Bid Loan Banks in an amount to be allocated among them pro rata according to the amounts offered by
                ___ ____
     such Bid Loan Banks (or as nearly pro rata as shall be practicable
                                       ___ ____
     after giving effect to the requirement that Bid Loans made by a Bid Loan Bank on a Borrowing Date for each relevant maturity date shall be in a principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof).

          (v)   If the Company notifies the Agent that a Bid Loan
     Request is cancelled pursuant to clause (iv)(A) above, the

     Agent shall give prompt telephone notice to the Bid Loan Banks, and the Bid Loans requested thereby shall not be made.

          (vi) If the Company accepts pursuant to clause (iv)(B) above one or more of the offers made by any Bid Loan Bank or Bid Loan Banks, the Agent shall promptly notify each Bid Loan Bank which has made such an offer of the aggregate amount of such Bid Loans to be made on such Borrowing Date for each maturity date and of the acceptance or rejection of any offers to make such Bid Loans made by such Bid Loan Bank. Each Bid Loan Bank which is to make a Bid Loan shall, subject to subsection 4.2, before 12:00 Noon (New York City time) on the Borrowing Date specified in the Bid Loan Request applicable thereto, make available to the Agent at its office set forth in subsection 9.2 the amount of Bid Loans to be made by such Bid Loan Bank, in immediately available funds.
     The Agent will make such funds available to the Company as soon as practicable on such date at the Agent's aforesaid address. As soon as practicable after each Borrowing Date, the Agent shall notify each Bank of the aggregate amount of Bid Loans advanced on such Borrowing Date and the respective maturity dates thereof.

          (c) Within the limits and on the conditions set forth in this subsection 2.2, the Company may from time to time borrow under this subsection 2.2, repay pursuant to paragraph (d) below, and reborrow under this subsection 2.2.

          (d) The Company shall repay to the Agent for the account of each Bid Loan Bank which has made a Bid Loan (or the Bid Loan Assignee in respect thereof, as the case may be) on the maturity date of each Bid Loan (such maturity date being that specified by the Company for repayment of such Bid Loan in the related Bid Loan Request) the then unpaid principal amount of such Bid Loan. The Company shall not have the right to prepay any principal amount of any Bid Loan.

          (e) The Company shall pay interest on the unpaid principal amount of each Bid Loan from the Borrowing Date to the stated maturity date thereof, at the rate of interest determined pursuant to paragraph (b) above (calculated on the basis of a 360-day year for actual days elapsed), payable on the interest payment date or dates specified by the Company for such Bid Loan in the related Bid Loan Request as provided in the Bid Loan Note evidencing such Bid Loan. If all or a portion of the principal amount of any Bid Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount shall, without limiting any rights of any Bank under this
     Agreement,   bear   interest   from   the   date   on   which
     such   payment   was  due  at  a  rate   per   annum  which is
     2% above the rate which would otherwise be applicable pursuant to the Bid Loan Note evidencing such Bid Loan until the scheduled maturity date with respect thereto as set forth in the Bid Loan Note evidencing such Bid Loan, and for each day thereafter at a rate per annum which is 2% above the Alternate Base Rate until paid in full (after as well as before judgment).

          (f) The Bid Loan made by each Bid Loan Bank shall be evidenced initially by a promissory note of the Company, substantially in the form of Exhibit B with appropriate insertions (a "Grid Bid Loan Note"), payable to the order of such Bid
         __________________
     Loan Bank and representing the obligation of the Company to pay the unpaid principal amount of all Bid Loans made by such Bid
     Loan Bank, with interest on the unpaid principal amount from time to time outstanding of each Bid Loan evidenced thereby as prescribed in subsection 2.2(e). Each Bid Loan Bank is hereby authorized to record the date and amount of each Bid Loan made by such Bank, the maturity date thereof, the date and amount of each payment of principal thereof and the interest rate with respect thereto on the schedule annexed to and constituting part of its Grid Bid Loan Note, and any such recordation shall constitute prima facie evidence of the accuracy of the
                _____ _____
     information so recorded; provided, however, that
                              ________  _______
     the failure to make any such recordation or any error in any such recordation shall not affect the obligations of the Company hereunder or under any Grid Bid Loan Note. Each Grid Bid Loan Note shall be dated the Closing Date and each Bid Loan evidenced thereby shall bear interest for the period from and including the Borrowing Date thereof on the unpaid principal amount thereof from time to time outstanding at the applicable rate per annum determined as provided in, and such interest shall be payable as specified in, subsection 2.2(e).

          (g) Amounts advanced by a Bid Loan Bank pursuant to this subsection 2.2 on a Borrowing Date which have the same maturity date and interest rate shall be deemed to constitute one Bid Loan so long as such amounts remain evidenced by the Grid Bid Loan
     Note of such Bid Loan Bank; any such Bid Loan Bank that wishes such amounts to constitute more than one Bid Loan and to have each  such  Bid  Loan  evidenced  by  a  separate  promissory note payable to such Bid Loan Bank, substantially in the form of Exhibit C with appropriate insertions as to
     Borrowing Date, principal amount and interest rate (an
     "Individual Bid Loan Note"), shall notify the Agent
      ________________________
     and the Company by telex or facsimile transmission of the respective principal amounts of the Bid Loans (which principal amounts shall not be less than $5,000,000 for any of such Bid Loans) to be evidenced by each such Individual Bid Loan Note.
     Not later than three Business Days after receipt of such notice, the Company shall deliver to such Bid Loan Bank an Individual Bid Loan Note payable to the order of such Bid Loan Bank in the principal amount of each such Bid Loan and otherwise conforming to the requirements of this Agreement. Upon receipt of such Individual Bid Loan Note, such Bid Loan Bank shall endorse on the Schedule attached to its Grid Bid Loan Note the transfer of such Bid Loan from such Grid Bid Loan Note to such Individual Bid Loan Note.".

          4.   Amendment to Subsection 2.3 of the Credit Agreement
               ___________________________________________________
(Fees).  Subsection 2.3 of the Credit Agreement is hereby
_____
amended by deleting paragraph (a) thereof in its entirety and substituting in lieu thereof the following paragraph (a):

          "(a)  Facility Fees.  The Company agrees to pay to the
                _____________
     Agent for the ratable account of each Bank a facility fee (the "Facility Fee") from and including the Second Amendment
      ____________
     Effective Date to the Commitment Termination Date, computed at the rate of (i) 0.1000% per annum for any day on which Level I Status exists, (ii) 0.1250% per annum for any day on which Level II Status exists, (iii) 0.1500% per annum for any day on which Level III Status exists, (iv) 0.2000% per annum for any day on which Level IV Status exists and (v) 0.3125% per annum for any day on which Level V Status exists, on the Commitment of such Bank during the period for which payment is made, payable quarterly on the last day of each March, June, September and December and on the Commitment Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.".

          5.  Amendment to Subsection 2.4 of the Credit Agreement
              ___________________________________________________
(Termination or Reduction of Commitments; Extension of Commitment
_________________________________________________________________
Termination Date).  Subsection 2.4 of the Credit Agreement is hereby
_________________
amended by deleting paragraph (d) thereto in its entirety.


          6.  Amendment to Subsection 3.2 of the Credit Agreement
              ___________________________________________________
(No Change).  Subsection 3.2 of the Credit Agreement is hereby
___________
amended by deleting such Subsection in its entirety and replacing it with the following Subsection 3.2:

          "3.2  No Change.  Since December 31, 1993, there has been
                _________
     no material adverse change in the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole which would materially adversely affect the ability of the Company to perform its obligations under this Agreement and the Notes, except as disclosed in the Information Memorandum provided to each Bank.".

          7.  Amendment to Subsection 6.2 of the Credit Agreement
              ___________________________________________________
(Limitation on Liens).  Paragraph (h) of Subsection 6.2 of the
_____________________
Credit Agreement is hereby amended by inserting the following phrase, immediately following the phrase "on Schedule IV" therein:

          ", and any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness of the Company secured by any Lien listed on Schedule IV provided, that
                                               ________
     (i) no such Lien arising out of such refinancing, extension, renewal, or refunding shall exist against any property other than the property referred to on Schedule
     IV and (ii) the amount of Indebtedness in respect of such Lien shall not exceed the amount of Indebtedness secured by the Lien referred to in Schedule IV.".

          8.  Amendment to Subsection 6.6 of the Credit Agreement
              ___________________________________________________
(Ownership of Stock of Alascom).  Subsection 6.6 of the Credit
_______________________________
Agreement is hereby amended by inserting the following proviso to the end thereof, immediately following the word "Lien" therein:

          ", provided that the Company may sell the stock of Alascom
             ________
     to AT&T Corp. on the terms and conditions described in the Information Memorandum".

          9.   Amendment to Schedule I to Credit Agreement
               ___________________________________________
(Addresses and Commitments of Banks).  Schedule I to the Credit
____________________________________
Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the Schedule I annexed hereto as Annex 1.

          10.  Amendment to Schedule V to Credit Agreement
               ___________________________________________
(Litigation).  Schedule V to the Credit Agreement is hereby amended
____________
by deleting such Schedule in its entirety and replacing it with the
Schedule V annexed hereto as Annex 2.

          11.  Amendment to Exhibit A to Credit Agreement (Form of
               ___________________________________________________
Committed Rate Note).  Exhibit A to the Credit Agreement is hereby
____________________
amended by deleting such Exhibit in its entirety and replacing it with the Exhibit A annexed hereto as Annex 3.

          12.  Amendment to Exhibit B to Credit Agreement (Form of
               ___________________________________________________
Grid Bid Loan Note).  Exhibit B to the Credit Agreement is hereby
___________________
amended by deleting such Exhibit in its entirety and replacing it with the Exhibit B annexed hereto as Annex 4.

          13.  Amendment to Exhibit C to Credit Agreement (Form of
               ___________________________________________________
Individual Bid Loan Note).  Exhibit C to the Credit Agreement is
_________________________
hereby amended by deleting such Exhibit in its entirety and replacing it with the Exhibit C annexed hereto as Annex 5.

          14.  Amendment to Exhibit F to Credit Agreement (Form of
               ___________________________________________________
Bid Loan Request).  Exhibit F to the Credit Agreement is hereby
_________________
amended by deleting such Exhibit in its entirety and replacing it with the Exhibit F annexed hereto as Annex 6.

          15.  Amendment to Exhibit G to Credit Agreement (Form of
               ___________________________________________________
Bid Loan Offer).  Exhibit G to the Credit Agreement is hereby
_______________
amended by deleting such Exhibit in its entirety and replacing it with the Exhibit G annexed hereto as Annex 7.


          II.  Miscellaneous Provisions.
               ________________________

          1.   Consent to Amendment.  Each Bank hereby consents to
               ____________________
the execution, delivery and performance of this Second Amendment.

          2.   Effectiveness.  This Second Amendment shall become
               _____________
effective as of the date (the "Second Amendment Effective Date")
                               _______________________________
that the Agent shall have received (a) counterparts of this Second Amendment, duly executed by the Company and the Agent, and consented to by the Banks; (b) with an original copy for each Bank, an opinion of Stoel Rives Boley Jones & Grey, counsel to the Company, dated the date hereof and addressed to the Agent and the Banks, in form and substance satisfactory to the Agent; (c) a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company in respect of this Second Amendment and the transactions contemplated hereby, such resolutions in full force and effect since their adoption (not having been amended, modified, revoked or rescinded) to and including the date hereof and now in full force and effect being the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein; (d) for the account of each Bank, a Committed Rate Note and a Grid Bid Loan Note, conforming to the requirements of the Credit Agreement as amended by this Second Amendment and executed by a duly authorized officer of the Company; and
(e) accrued Facility Fees to and including the Second Amendment Effective Date shall have been paid to the Agent for the ratable account of each Bank.

          3.  Representations and Warranties.  The
              ______________________________
representations and warranties made by the Company in the Credit Agreement after giving effect to this Second Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that all
                   ________
references to the Credit Agreement in such representations and warranties shall be and are deemed to mean this Second Amendment as well as the Credit Agreement as amended hereby.

          4.  Continuing Effect; No Other Amendments.  Except as
              ______________________________________
expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.

          5.  Expenses.  The Company agrees to pay and reimburse
              ________
the Agent  for  all  of  its  costs  and  expenses  incurred in
connection with   preparation,   execution   and   delivery   of  this
Second   Amendment  and  ancillary  documents  including,  without
limitation, the fees and disbursements of Simpson Thacher & Bartlett, special counsel to the Agent.

          6.  Counterparts.  This Second Amendment may be
              ____________
executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          7.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE
              _____________
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         8.  New Bank; Exiting Banks.  As of the Second
             _______________________
Amendment Effective Date, (i) Union Bank of Switzerland (the "New
                                                              ___
Bank") shall become a Bank party to the Credit Agreement, and the
____
terms "Bank" and "Banks" as used in the Credit Agreement shall be deemed to include the New Bank and the New Bank shall have all the rights and obligations of a Bank under the Credit Agreement and (ii) the Commitments of each of Barclays Bank PLC and Swiss Bank Corporation shall be terminated and each such Bank shall no longer be a party to the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

    PACIFIC TELECOM, INC.

    By:  BRIAN M. WIRKKALA
         ____________________________________
         Title:  Vice President and Treasurer


    CHEMICAL BANK,
      as Agent and as a Bank


      By: BETH F. HERMAN
        _______________________________
        Title:  BETH F. HERMAN
                Vice President


    THE BANK OF NOVA SCOTIA


    By: MICHAEL BROWN
        _______________________________
        Title:  Officer


    THE BANK OF TOKYO, LTD.,
      PORTLAND BRANCH


    By: M.W. KRINGLEN
        ________________________________
        Title:  Vice President & Manager


    BANQUE NATIONALE DE PARIS,
    SAN FRANCISCO AGENCY


    By: JUDITH A DOWLING            KATHIE WOLFE
        _________________________________________
        Title: Vice President       Vice President


    BARCLAYS BANK PLC


    By: GREG F. HURLEY
        _______________________________
        Title:  Director


    CIBC INC.


    By: P. SAGGUA
        _______________________________
        Title: VP

    CREDIT SUISSE


    By: WORTHINGTON                         STEPHEN M. FLYNN
        __________________________________  ___________________________
        Title: DAVID J. WORTHINGTON         STEPHEN M. FLYNN
               Member of Senior Management  MEMBER OF SENIOR MANAGEMENT


    THE FUJI BANK, LIMITED,
      SAN FRANCISCO AGENCY


    By: SHIGEO MATSUMOTO
        _______________________________
        Title: General Manager


    THE INDUSTRIAL BANK OF JAPAN,
      LIMITED, SAN FRANCISCO AGENCY


    By: YOH NAKAHARA
       _______________________________
       Title: General Manager


    ISTITUTO BANCARIO SAN PAOLO
      di TORINO


    By: GLEN BINDER
       _______________________________
       Title: V.P.


    By:  ANNETTE BERGSTEN
       ________________________________
       Title: AVP


    KREDIETBANK N.V.


    By:  DIANE M. GRIMMIG
       _______________________________
       Title:  Diane Grimmig
               Vice President


    By: R. SNAUFFER
       _______________________________
       Title: Robert Snauffer
              Vice President

    THE LONG-TERM CREDIT BANK OF JAPAN,
      LTD.


    By: Y. KAMISAWA
        _______________________________
        Title:  Yutaka Kamisawa
                Deputy General Manager

        By: _______________________________
            Title:


    MORGAN GUARANTY TRUST COMPANY
      OF NEW YORK


    By: CARL J. MEHLDAU, JR.
        ______________________________
        Title:  CARL J. MEHLDAU, JR.
                ASSOCIATE

    SEATTLE-FIRST NATIONAL BANK


    By: DAVID A. DEHLENDORF
       _______________________________
       Title:  Vice President


    SOCIETE GENERALE

    By: GEORGE Y. L. CHEN
       _______________________________
       Title: V.P.

    THE SUMITOMO BANK, LIMITED


    By: HIROSHI AMANO
        _______________________________
        Title:   GENERAL MANAGER

    SWISS BANK CORPORATION

    By: DAVID L. PARROT      David L. Parrot
        _______________________________________
        Title:               Associate Director
                             Merchant Banking


    By: HANS-UELI SURBER     Hans-Ueli Suber
        _______________________________________
        Title:               Executive Director
                             Merchant Banking


    UNION BANK OF SWITZERLAND

    By: JAMES I. CHU
        _______________________________
        Title:  JAMES I. CHU
                ASSISTANT VICE PRESIDENT


   By: L. SCOTT SOMMERS
       _______________________________
       Title:  L. SCOTT SOMMERS
               VICE PRESIDENT


    UNITED STATES NATIONAL BANK OF
      OREGON


    By: JANICE T. THEDE
        _______________________________
        Title:  Vice President

                SCHEDULES AND EXHIBITS

Annex 1    SCHEDULE I    ADDRESSES AND COMMITMENTS OF BANKS

Annex 2    SCHEDULE V    LITIGATION

Annex 3    EXHIBIT A     FORM OF COMMITTED RATE NOTE

Annex 4    EXHIBIT B     FORM OF GRID BID LOAN NOTE

Annex 5    EXHIBIT C     FORM OF INDIVIDUAL BID LOAN NOTE

Annex 6    EXHIBIT F     FORM OF BID LOAN REQUEST

Annex 7    EXHIBIT G     FORM OF BID LOAN OFFER


The above mentioned schedules and exhibits have been omitted.
The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.